EXHIBIT 10.1




                            BAY NATIONAL CORPORATION
                                STOCK OPTION PLAN



                  Bay National Corporation (the "Company") sets forth herein the terms of the Stock Option Plan (the "Plan") as follows:


1.       Purpose.

                  The purpose of the Bay National Corporation Stock Option Plan is to serve as a performance incentive and to encourage ownership of Bay National Corporation stock by employees and non-employee directors of the Company so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company. This Plan shall consist of grants of Non-Qualified Stock Options and Incentive Stock Options, as determined by the Committee.


2.       Definitions.

          a.   AWARD means Options granted hereunder.

          b.   BOARD means the Board of Directors of the Company

          c.   CHANGE OF CONTROL means if any of the following occurs:

                  i. any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Securities Exchange Act of 1934 (the "Act")), becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than thirty-five percent (35%) of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                  ii. the stockholders of the Company approve a definitive agreement for (i) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than fifty percent (50%) of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (ii) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

                  iii. during any period of two (2) years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote




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                           of at least seventy-five percent (75%) of the
                           directors then still in office who were directors at the beginning of the period.

                           Notwithstanding  the  foregoing,  a Change of Control
                  shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

         d. CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated there under.

         e. COMMITTEE means the Compensation Committee appointed by the Board from among its members, or its successor; which shall consist of not less than two members of the Board, none of who are employees of the Company.

         f. COMPANY means Bay National Corporation or any successors as described in Section 11 and any subsidiary of the Company of which the Company owns, directly or indirectly, greater than fifty percent (50%) of its voting capital stock.

         g.       DATE OF  DISABILITY  means  the  date on  which a  Participant
                  separates   from   employment   with  the  Company  due  to  a
                  Disability.

         h. DISABILITY or DISABLED means the classification of a Participant as "disabled" pursuant to a disability plan maintained by the Company, if any, or a successor to such plan (or, if there is no such plan, the classification of a Participant as "disabled" shall be as determined by the Company, provided the Participant meets the disability standards set forth in section 22(e)(3) of the Code).

         i. EFFECTIVE DATE means the date the Plan was approved by the Company's Board of Directors.

         j. ELIGIBLE INDIVIDUAL means any Eligible Employee employed by the Company who satisfies all of the requirements of Section
                  6. In addition, the Committee, in its sole discretion, may designate certain key non-employees who provide services to the Company as Eligible Individuals hereunder.

         k.       ELIGIBLE  EXECUTIVE   EMPLOYEES  means  employees   (including
                  employees who are members of the Board) who are designated by the Committee as an Eligible Executive Employee.

         l. FAIR MARKET VALUE means the fair market value of the Stock, as determined in good faith by the Committee; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation system




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                  on the date the Option is granted,  Fair Market Value shall be not less than the average of the highest bid and lowest asked prices of the Stock on such system on such date, or (ii) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, in the absence of such a reported sale price, on the last date preceding such date on which a sale was reported.

         m. INCENTIVE STOCK OPTION means an Option which is an incentive stock option within the meaning of section 422 of the Code and which is granted under Section 7.

         n. NON-QUALIFIED STOCK OPTION means an Option which is not an Incentive Stock Option and which is granted under Section 7.

         o. OPTION means either a Non-Qualified Stock Option or an Incentive Stock Option granted under Section 7.

         p. PARTICIPANT means an Eligible Individual who has been granted an Award under this Plan.

         q.       PLAN means this Bay National Corporation Stock Option Plan.

         r. STOCK means the Common Stock, par value $.01 per share, of the Company. The shares of Stock authorized under this Plan will be determined with reference to the number of shares of Stock authorized, issued and outstanding on the date this Plan is adopted by the Board, and not as of the Effective Date.

         s. STOCK OPTION AGREEMENT means a written agreement between the Company and a Participant with respect to Options as described in Section 8, reflecting the terms and conditions of this Plan.

         t. TERMINATION means resignation or discharge from employment with the Company, except in the event of death or Disability.

         u.       VESTED  OPTION  means,  at  any  date,  an  Option,   which  a
                  Participant is then entitled to exercise pursuant to the terms of a Stock Option Agreement.





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         3.   Effective Date and Duration.

                  EFFECTIVE DATE. Except as provided to the contrary herein, this Plan shall be effective as of the Effective Date and the earliest date for grants of Awards pursuant to the Plan will be such date.

                  PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein with respect to the ten (10) calendar years beginning on the Effective Date. Accordingly, no Awards shall be granted under this Plan after the tenth (10th) anniversary of the Effective Date.

                  TERMINATION.  This Plan shall be  terminated  as  provided  in
         Section 12, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.


         4.   Administration.

                   Except where this Plan expressly reserves administrative or other powers to the Company or the Board, the Committee shall administer this Plan. All questions of interpretation and application of this Plan, as amended from time to time pursuant to Section 12 hereof, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Such determination shall be final and binding upon all parties affected thereby. A majority vote of the members of the Committee shall be required for all of its actions.

                  Following the date on which the Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Committee.


         5.   Grant of Option.

                  As provided in this Section 5, the Committee may, from time to time, grant Awards of Options to one or more Eligible Individuals in its discretion; provided that:

                  a.       subject to any  adjustment  pursuant to Section 10 or
                           Section 11, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed 200,000 shares of Common Stock of the Company;

                  b. to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Committee and the Participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder;


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                  c.       shares of Stock  ceasing  to be  subject  to an Award
                           because of the exercise of an Option shall no longer be available for the grant of an Award hereunder;

                  d. Eligible Individuals who are not Eligible Employees shall not be eligible to receive Awards of Incentive Stock Options hereunder;

                  e. shares of Stock which are the subject of grants of Options under this Plan shall be set aside out of authorized but unissued shares of Stock not reserved for other purposes, or from reacquired shares (whether reacquired from the market or otherwise); and

                  f. the Eligible Individual is employed (or, with respect to a non-employee Eligible Individual, is engaged to perform services) on the date the Award is granted.


         6.   Eligibility.

                  Eligible Individuals of the Company (including members of the Board or the Committee) shall be eligible to receive Awards under this Plan. Subject to the provisions of this Plan, the Committee shall from time to time select from such Eligible Employees those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No person shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Committee, as provided herein.


         7.   Options.

                  GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

                  TYPE OF OPTIONS. The Committee may choose to grant an Eligible Individual who is not an Eligible Executive Employee Non-Qualified Stock Options and it may choose to grant an Eligible Executive Employee either Incentive Stock Options or Non-Qualified Stock Options or both, subject to the limitations contained herein.

                  INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Option is granted) of any such Options plus any incentive stock options qualified under section 422 of the Code and granted under any other plans of the Company which shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

                  COMMITTEE LIMITATIONS; COMPANY REPURCHASE OF OPTIONS. Grants of Options hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of such Options. In





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         addition, the Committee may, in its discretion,  provide that an Option may not be exercised in whole or in part for any period or periods specified by the Committee. In the discretion of the Committee, the Company may agree to repurchase Options for cash.


8.       Terms and Conditions.

                  STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Committee shall from time to time approve. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

         a. Medium of Payment. Upon exercise of the Option, the Option price shall be payable:

                  1) in United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company;

                  2) by the surrender of all or part of the Participant's Options (including the Options being exercised);

                  3) by the tender to the Company of shares in the Company owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

                  4)       in  other  property,   rights  and  credits,   deemed
                           acceptable   by   the   Committee,    including   the
                           Participant's promissory note; or

                  5) by any combination of the payment methods described in (i) through (iv) above.


                  Notwithstanding  the  foregoing,  any method of payment  other than in cash may be used only with the consent of the Committee.

         b. Number of Shares. The Stock Option Agreement shall state the total number of shares of Stock to which it pertains.

         c. Option Price. With respect to Incentive Stock Options, the option price shall be not less than the Fair Market Value of such shares of Stock on the date of the granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). With respect to Non-Qualified Stock Options, the option price shall not be less than the Fair Market Value of such shares on the date of the granting of the Option. Notwithstanding the foregoing, in the event of a corporate reorganization, liquidation or other transaction to which section 424(a) of the Code applies, any adjustment that may be made in the price of an option not terminated thereby shall be determined by the Board pursuant to the authority and in the manner set forth in Section 10.


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

         d. Term of Options. Each Incentive Stock Option granted under this Plan shall expire not more than eight (8) years from the date the Option is granted, except that each Incentive Stock Option granted under the Plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire not more than five (5) years from the date the Option is granted. Each Non-Qualified Stock Option granted under this Plan shall expire in accordance with the terms of individual Stock Option Agreements.

         e. Date of Exercise. Except for such limitations as may be provided by the Committee in its discretion pursuant to
                  Section 7, any Vested Option may be exercised in whole at any time during its term or in part from time to time during its term. Options, which are awarded hereunder, shall become exercisable as Vested Options at such time as the Committee in its sole discretion shall determine.

         f. Forfeiture or Exercise of Option. Except as otherwise provided in any employment agreement or other written agreement with the Participant, if a Participant ceases employment with the Company, prior to exercise of the Participant's Options, such Options shall be forfeited or be exercised as follows:

                  1) Termination. In the event of a Termination, the Participant's Options that are not Vested Options shall be forfeited immediately, and all Vested Options shall remain exercisable for sixty (60) days (or such shorter period as the Code or the terms of the particular Options may require), after the date of Termination, with time being of the essence. Notwithstanding anything in any employment agreement or other agreement to the contrary, if a Participant fails to exercise a Vested Option exercisable after Termination as to all shares of Stock within sixty
                           (60) days (or such shorter period as the Code or the terms of the particular Options may require) after the date of Termination, such Option, to the extent then unexercised, shall expire.

                  2) Death. If the Participant dies while in the employment of the Company the Participant's Options (all of which shall become Vested Options as of date of the Participant's death) shall remain exercisable by the Participant's estate, personal representative or beneficiary (as applicable) for one hundred and eighty (180) days (or such shorter period as the Code or the terms of the particular Options may require) after the date of the Participant's death, with time being of the essence. Notwithstanding anything in any employment agreement or other agreement to the contrary, if a deceased Participant's estate, personal representative or beneficiary (as applicable) fails to exercise a Vested Option as to all shares of Stock within one hundred and eighty
                           (180) days (or such shorter period as the Code or the terms of the particular Options may require) after the Participant's death, such Option, to the extent then unexercised, shall expire.


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                  3)       Non-Employee   Participants.   In  the   case   of  a
                           Participant who is a non-employee and who ceases to be an Eligible Individual for a reason other than
                           death,   the   Participant's   Options  shall  remain
                           exercisable for sixty (60) days (or such shorter period as the Code or the terms of the particular Options may require), after the date on which the individual ceases to be an Eligible Individual, with time being of the essence. Notwithstanding anything in any agreement to the contrary, if a Participant fails to exercise a Vested Option exercisable after ceasing to perform services for the Company as to all shares of Stock within sixty (60) days (or such shorter period as the Code or the terms of the particular Options may require) after such date, such Option, to the extent then unexercised, shall expire. If a Participant who is a non-employee dies prior to the exercise or expiration of the Participant's Options, all such Options shall become Vested Options upon the Participant's death and the Participant's estate, personal representatives or beneficiary (as applicable) shall have the right to exercise such Options for a period of one hundred and eighty (180) days from the date of the Participant's death or earlier if the Option terms so require.

                  g. Agreement as to Sale of Securities. If, at the time of the exercise of any Option for shares of Stock, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant must, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

                  h. Minimum Number of Shares. The minimum number of shares of Stock with respect to which an Option may be exercised at any one time shall be fifty (50) shares, unless the total number of shares of Stock for which an Option is to be exercised represents the total number at the time available for exercise under the Award.

                  i. Required Amendments. Each Award shall be subject to any statute, rule, regulation or pronouncement issued by a federal or state agency, as may be necessary to assure compliance with federal and state securities laws.

                  j. Limitation of Participant Rights. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend and other ownership rights (as may be applicable) with respect to such shares of Stock.




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9.        Grants in Substitution for Options Granted by Other Corporations.

                  SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of corporations who become or are about to become employees of the Company as the result of merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation. Subject to the procurement of the approval of the stockholders of the Company as may be required for the Plan to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.


10.        Changes in Capital Structure.

                  CAPITAL STRUCTURE CHANGES.

                  a. In the event of any change in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease of such shares, then appropriate adjustments shall be made by the Committee with respect to outstanding Awards and the aggregate number of shares of Stock which may be awarded pursuant to this Plan. Additions to Awards issued as a result of any such change shall bear the same restrictions and carry the same terms as the Awards to which they relate.

                  b. In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

         11.   Company Successors.

                  If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Board shall make such appropriate determinations and adjustments as it deems necessary, as determined by the Board in the Board's sole and absolute subjective discretion, both as to number of shares and otherwise of Participants under this Plan. If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation may, but shall not be required to, issue substitute options so as to preserve substantially the rights and benefits of the Participants under this Plan.



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         12. Amendment or Termination of Plan.

                  The Plan shall terminate on the tenth (10th) anniversary of the initial Effective Date of the Plan. The Board may at any time and from time to time otherwise alter, amend, suspend or terminate this Plan in whole or in part; provided, however, that no amendment or termination of the Plan shall affect any Options granted under the Plan prior to the date of the amendment or termination.


         13. Miscellaneous Provisions.

                  a. NON-TRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime,
                           Options granted to the Participant shall be exercisable only by the Participant, or the Participant's authorized legal representative. Shares of Stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of a person entitled to such sum pursuant to the terms of this Plan) shall constitute payment into the hands of that Participant (or such person). Any transferee authorized under this Section 13a. or legal representative shall be bound by the terms and conditions of this Plan and the terms and conditions of the agreement to which any Award relates. Notwithstanding the preceding, the Committee may permit transfers of Non-Qualified Stock Option Awards by gift or otherwise to a member of a Participant's immediate family and/or trusts whose beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee.

                  b. NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as a director, officer, consultant or employee of the Company.

                  c. TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to such payments. In the case of Awards paid in Stock, the Participant receiving such Stock may be required to pay the Company an amount required to be withheld with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or





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

                           accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same.

                  d. FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or more than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

                  e. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Board. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

                  f. INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

                  g. RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.




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

                  h. GOVERNING LAW. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

                  i. RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company.

                  j.       EXPENSES.    The   expenses   of   implementing   and
                           administering   this  Plan  shall  be  borne  by  the
                           Company.

                  k. TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

                  l. USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company, to be used or allocated by the Company as it deems appropriate, in its sole and absolute subjective discretion.

                  m. NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.




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